Exhibit 10.27

Amendment to Consulting Agreement between the Registrant and Miron Leshem dated December 12, 1995.

     AMENDMENT TO INDEPENDENT CONTRACTOR AGREEMENT

THE AMENDMENT is made and entered into this 12th day of December 1995 by and between Debbie Reynolds Hotel & Casino, Inc. (client), with its principal place of business in Las Vegas, Nevada and Miron Leshem, an independent contractor, ("ML"), with his place of business at 108 Sagamore Rd. Apt # 53, Tuckahoe, NY 10707.

                                    RECITALS

WHEREAS, Client and ML entered into an Independent Contractor Agreement dated November 6, 1995 (the "Agreement") under which ML is providing consulting services to Client with respect to shareholder relations, the maintenance of market makers and strategic planning;

WHEREAS, Client and ML have mutually agreed to extend the terms of the Agreement.

NOW, THEREFORE, IN CONSIDERATION of the promises and mutual covenants hereby contained, it is hereby agreed as follows:

                                   AGREEMENTS

Sections 1 and 3 of the Agreement are hereby amended to read as follows:

1.   Terms of Contract

This agreement will become effective on November 6, 1995, and will continue in effect for a period of twelve (12) months unless earlier terminated pursuant to
Section 5 of this Agreement.

3.   Compensation

3.1 Stock. Client and ML acknowledge that ML has received fifteen thousand (15,000) shares of Client's free-trading common stock as compensation for its services hereunder. Client and ML agree that ML shall receive an additional twenty thousand (20,000) shares of Client's free-trading common stock as additional compensation for its services hereunder.

Except as set forth above, the provisions of the Agreement shall be unchanged and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

CLIENT:                       DEBBIE REYNOLDS HOTEL & CASINO, INC.

                              By:  /s/ Todd Fisher
                                   ---------------------
                                   Its:  CEO
                                   ---------------------

ML:                           MIRON LESHEM

                               By:  /s/ Miron Leshem
                                   ---------------------